Exhibit 99.1


                                Sherb & Co., LLP
                                805 Third Avenue
                            New York, New York 10022




August 13, 2004


Board of Directors
Nova Biogenetics, Inc.
8601 Dunwoody Place
Suite 328
Atlanta, GA 30350



Effective immediately, we will cease our services as your auditors.



Very truly yours,



/s/ Sherb & Co., LLP


cc: Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission Mail Stop 9-5
450 Fifth Street, N.W.
Washington, DC 20549